DEMAND NOTE


Amount: $600,000.00                                         Date: April 24, 2000
                                                            Chicago, Illinois


ON DEMAND AND IF NO DEMAND IS MADE, ON JUNE 30th, 2000, 5TH AVENUE CHANNEL CORPORATION, a Florida corporation (hereinafter "Borrower"), having its office located at 3957 N.E. 163rd Street, North Miami Beach, Florida 33160, promises to pay to the order of FRANKLIN CAPITAL CORPORATION ("lender"), 55 West Monroe Street, Chicago, Illinois 60603, the principal sum of Six Hundred Thousand and no/100 ($600,000.00) Dollars (U.S.), or if less, the aggregate unpaid principal amount of all advances made by the lender to the Borrower under this Note, together with interest on the unpaid principal balances hereof from time to time unpaid calculated at a variable rate per annum equal to three percent (3.0%) above the prime rate of interest announced from time to time by Bank of America NT & SA, or its successor in interest ("Bank of America"). Interest shall be payable concurrently with the payment of the outstanding principal amount of this Note. Interest shall be based upon a 360-day year and charged on the outstanding daily balances. After demand, interest shall accrue on the entire unpaid principal balances hereof calculated at a variable rate per annum equal to ten percent (10%) above Bank of America's prime rate. Any change in the interest rate shall be effective on the date of a change in Bank of America's prime rate.

In addition to said interest payment, Borrower promises to pay to Lender a service charge on the outstanding principal balance of this Note calculated as follows: (i) one and one-third percent (1.33%) for the first thirty (30) days or portion thereof (in the event of a repayment of this Note prior to the expiration of said thirty (30) day period, and (ii) zero point four five percent (0.45%) for each ten days or part thereof after said thirty day period that this Note remains unpaid.

All advances and all payments made on account of the principal, interest and service charges hereof shall be evidenced by entries on the books and records of the Lender and shall be rebuttable presumptive evidence of the principal amount, interest and service charges owing hereon. In addition, Borrower agrees to pay Lender a late charge on all payments made on this Note received more than ten
(10) days after the due date thereof in an amount equal to five percent (5.00%) of the late payment.

Unless otherwise agreed, all payments shall be first applied to accrued interest and service charges to the date of payment, then to unpaid principal, and any remaining amount to any unpaid Collection Costs (as hereinafter defined).

                                                                          /s/ MR

This Note is secured by a Factoring Agreement of even dale herewith between Borrower as seller and Lender as purchaser (such agreement, as amended or restated from time to time, the "Factoring Agreement"). In the event of nonpayment when due of any amount payable on this Note or a Default (as defined in the Factoring Agreement) shall occur, then this Note and all other obligations of the Borrower to the Lender, at the option of Lender, shall immediately become due and payable, without notice or demand on the Borrower, together with all expenses, costs and attorneys' fees incurred or expended by the lender in enforcing its rights hereunder which shall become additional indebtedness immediately due and payable hereon, and lender may exercise any of the remedies provided by the Factoring Agreement, any other document executed by Borrower, or under applicable Illinois law.

Borrower acknowledges that this Note is an obligation which is payable on demand and that notwithstanding anything to the contrary contained herein or in any other instrument, agreement, or other document to which Borrower and/or Lender is a party, the enumeration in any such document of specific events of default, conditions and/or covenants relating to the loan evidenced by this Note or to any other obligation of the Borrower to Lender, shall not be construed to qualify, define, or otherwise limit in any way Lender's right, power, or ability, at any time, to make demand for payment of the principal of, interest and service charges on this Note, and Borrower agrees that the occurrence of any event of default or breach of any condition or covenant in any such document is not the only basis for demand to be made on this Note.

Lender may, at any time or times hereafter, after demand or default, appropriate and apply toward the payment of this Note any moneys, credits, deposits, checks, accounts, drafts, securities, certificates of deposit or other property belonging to the Borrower, in the possession of or under the control of the lender, as well as any indebtedness of the Lender to the Borrower, then due or to become due.

Borrower hereby waives presentment, demand, notice of dishonor and all other notices and demands in connection with the enforcement of the Lender's rights hereunder. Any failure of the Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time.

Advances under this Note may be made by the Lender upon the oral or written request of any person whose authority to so act by corporate resolution or other instruments lodged with the Lender has not been revoked by a writing theretofore received by the lender at its office. Any such advance shall be conclusively presumed to have been made by the Lender to or for the benefit of the Borrower. The Borrower does hereby irrevocably confirm, ratify, and approve all such advances by the Lender and does hereby indemnify the Lender against losses and expenses (including attorneys' costs, and reasonable attorneys' fees) and shall hold the Lender harmless with respect thereto.

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                                                                          /s/ MR

Borrower agrees to reimburse the lender upon demand for any and all costs and expenses (including, without limit, court costs, legal expenses and reasonable attorneys' fees, whether or not suit is instituted, and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note (all of the foregoing collectively "Collection Costs").

Borrower hereby represents that the principal amount of the loan (including all advances hereafter made hereunder) is a business loan, that the proceeds thereof shall be used for business purposes only and that the same is exempt from limitations upon lawful interest, pursuant to the terms of Section 205/4 of Chapter 815 of the Illinois Compiled Statutes.

This Note may not be amended, modified or changed nor shall any waiver of any of the provisions hereof be effective, except only by an instrument in writing, signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.

To further secure the payment of this Note, Borrower hereby irrevocably authorizes any attorney of any court of record to appear for the Borrower in such court in term, time or vacation, at any time hereafter and confess a judgment without process against Borrower, in favor of the holder of this Note for such sums as may appear to be unpaid and owing thereon together with interest, costs and attorneys' fees, and to waive and release all errors which may intervene in such proceeding and consent to immediate execution upon such judgment, hereby ratifying and confirming all that said attorney may do by virtue hereof.

The provisions of this Note shall be binding upon Borrower, its successors and assigns, and shall inure to the benefit of and extend to the Lender and any holder hereof.

THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF ILLINO1S, IN WHICH STATE IT SHALL BE PERFORMED BY BORROWER. ALL ACTIONS ARISING DIRECTLY OR INDIRECTLY AS A RESULT OR IN CONSEQUENCE OF THIS NOTE OR THE FACTORING AGREEMENT SHALL, AT LENDER'S OPTION, BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING SITUS IN COOK COUNTY, ILLINOIS, AND BORROWER HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED AND HAVING ITS SITUS IN COOK COUNTY, ILLINOIS. THIS NOTE SHALL, IN ALL RESPECTS, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND NOT THE CONFLICTS OF LAW PROVISIONS OF THE STATE OF ILLINOIS, INCLUDING ALL MATTERS OF INTERPRETATION, ENFORCEMENT, CONSTRUCTION, VALIDITY, PERFORMANCE, USURY AND EFFECT.

WAIVER OF JURY TRIAL: THE BORROWER ACKNOWLEDGES THAT THE RIGHT OF TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED.

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                                                                          /s/ MR

BORROWER, AFTER CONSULTING COUNSEL OF ITS CHOICE, KNOWINGLY, VOLUNTARILY AND WITHOUT COERCION, WAIVES ALL RIGHTS TO A TRIAL BY JURY OF ALL DISPUTES BETWEEN THE BORROWER AND THE LENDER. THE LENDER SHALL NOT BE DEEMED TO HAVE GIVEN UP THIS WAIVER OF JURY TRIAL UNLESS SUCH RELINQUISHMENT IS IN A WRITTEN INSTRUMENT SIGNED BY THE LENDER.


                                       BORROWER:

                                       5TH AVENUE CHANNEL CORPORATION



                                        By: /s/ MELVIN ROSEN
                                            -------------------------
                                            Melvin Rosen

                                        Title: President
                                               ----------------------
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